SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: April 19, 2002
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

     The news releases dated April 19, 2002 of Ford Motor Company ("Ford") concerning management changes, are filed as Exhibits 99.1 and 99.2 to this Report, and are incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------


Exhibit 99.1               News Release dated
                           April 19, 2002 of
                           Ford.                        Filed with this Report

Exhibit 99.2               News Release dated
                           April 19, 2002 of
                           Ford.
                                                        Filed with this Report

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  April 19, 2002                By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------


Exhibit 99.1               News Release dated
                           April 19, 2002 of
                           Ford.

Exhibit 99.2               News Release dated
                           April 19, 2002 of
                           Ford.




                                       -3-